Exhibit 10.7

Penelope Holdings Corp.

2020 OMNIBUS EQUITY INCENTIVE PLAN

Nonqualified Stock Option Award Agreement

THIS AGREEMENT (this “Award Agreement”), is made effective as of [Insert Grant Date] (the “Grant Date”), by and between Penelope Holdings Corp., a Delaware corporation (the “Company”), and [Insert Employee Name] (the “Participant”). Capitalized terms used but not otherwise defined herein shall have the meanings so indicated in the Penelope Holdings Corp. 2020 Omnibus Equity Incentive Plan (the “Plan”).

R E C I T A L S:

WHEREAS, the Committee has determined that it would be in the best interests of the Company and its stockholders to grant the option provided for herein to the Participant pursuant to the Plan and the terms set forth herein.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

1.    [Grant of the Option. The Company hereby grants to the Participant the right and option to purchase, on the terms and conditions set forth in the Plan and this Award Agreement, [Insert Number] Shares (the “Option”), subject to adjustment as set forth in the Plan. The Option shall be divided into [Insert Number] tranches as follows: [Describe Tranches]. The Option is intended to be a Nonqualified Stock Option. At any time, the portion of the Option that has become vested and exercisable is hereinafter referred to as the “Vested Portion,” and any portion of the Option that is not a Vested Portion is hereinafter referred to as the “Unvested Portion.”]

2.    Option Price. The purchase price of the Shares subject to the Option shall be $[Insert Current Price] per Share (the “Option Price”), subject to adjustment as set forth in the Plan.

3.    [Vesting of [Insert Applicable Tranche Name(s)].

a.    [Insert Vesting Terms].

4.    [Vesting of [Insert Applicable Tranche Name(s)].

a.    [Insert Vesting Terms].

5.    Initial Public Offering. [Insert IPO Vesting Terms.]

6.    Forfeiture.

a.    Termination of Service without Cause or due to Resignation, Death or Permanent Disability. In the event that the Participant’s Service is terminated without Cause, the Participant resigns, or the Participant’s Service is terminated due to Death or Permanent Disability, the Unvested Portion of the Option shall be cancelled and forfeited without consideration therefor.

b.    Termination of Service for Cause. In the event that the Participant’s Service is terminated for Cause, or the Participant resigns at a time when the Participant’s acts or omissions constitute grounds to terminate the Participant’s Service for Cause without regard to any applicable cure rights or notice periods, the Vested and Unvested Portions of the Option shall be cancelled and forfeited without consideration therefor.

c.    Breach of Restrictive Covenants. In the event that the Participant breaches any provision of the Restrictive Covenants Agreement attached as Exhibit A hereto (any such provision, a “Restrictive Covenant”), the Vested and Unvested Portions of the Option shall be cancelled and forfeited without consideration therefor.

7.    Period of Exercise. Subject to the provisions of the Plan and this Award Agreement, the Participant may exercise all or any part of the Vested Portion at any time prior to the earliest to occur of:

a.    the tenth anniversary of the Grant Date (solely with respect to the Shares that, prior to becoming part of the Vested Portion, were subject to the Performance Option);

b.    the tenth anniversary of the Time-Vesting Start Date (solely with respect to the Shares that, prior to becoming part of the Vested Portion, were subject to the Tranche A Option);

c.    the date that is 90 days following termination of the Participant’s Service without Cause;

d.    the first anniversary of the date of termination of the Participant’s Service due to death or Permanent Disability;

e.    the date of termination of the Participant’s Service for Cause or the Participant’s breach of any Restrictive Covenant; and

f.    the date that is 30 days following the Participant’s resignation or termination of Service other than as described in Sections 7(c), (d) or (e).

8.    Exercise Procedures.

a.    Notice of Exercise. Subject to Section 7 hereof, the Vested Portion may be exercised by delivering to the Company at its principal office written notice of intent to so exercise in the form attached hereto as Exhibit B (such notice, a “Notice of Exercise”). Such Notice of Exercise shall be accompanied by payment in full of the aggregate Option Price for the Shares to be acquired upon exercise. In the event the Option is being exercised by the Participant’s representative, the Notice of Exercise shall be accompanied by proof (satisfactory to the Committee) of the representative’s right to exercise the Option. The aggregate Option Price for the Shares to be exercised may be paid (i) in cash or its equivalent (e.g., by cashier’s

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check), (ii) to the extent permitted by the Committee, in Shares (whether or not previously owned by the Participant) having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee, (iii) partly in cash or its equivalent and, to the extent permitted by the Committee, partly in such Shares (as described in (ii) above), (iv) in connection with a Change of Control, or as may otherwise be permitted by the Committee, by reducing the number of Shares otherwise deliverable upon the exercise of the Option by the number of Shares having a Fair Market Value equal to the Option Price, net of withholding, or (v) if there is a public market for the Shares at such time, subject to such requirements as may be imposed by the Committee, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Option Price for the Shares being purchased. The Committee may prescribe any other method of payment that it determines to be consistent with applicable law and the purpose of the Plan.

b.    Rights of Participant; Method of Exercise. Neither the Participant nor the Participant’s representative shall have any rights to dividends, voting rights or other rights of a stockholder with respect to Shares subject to the Option until (i) the Participant has given a Notice of Exercise of the Option and paid in full for such Shares, (ii) such Shares have been issued, (iii) if applicable, the Participant has executed a joinder to the Partnership Agreement in a form to be provided by the Company, and (iv) if applicable, the Participant has satisfied any other conditions imposed by the Committee pursuant to the Plan. In the event of the Participant’s death, the Vested Portion shall be exercisable by the executor or administrator of the Participant’s estate or the person or persons to whom the Participant’s rights under this Award Agreement shall pass by will or by the laws of descent and distribution, as the case may be. Any heir or legatee of the Participant shall take rights herein granted subject to the terms and conditions of this Award Agreement, the Plan, and the Partnership Agreement.

9.    Repurchase Option Upon Termination of Service.

a.    Repurchase Option. In the event that the Participant’s Service terminates for any reason (including by reason of such Participant’s death or Permanent Disability) or the Participant violates any of the Restrictive Covenant obligations set forth in Exhibit A hereto or the Participant materially violates any other restrictive covenant or agreement with the Company or its Affiliates and Subsidiaries (a “Restrictive Covenant Event”), to the extent not cured (if curable) within thirty (30) days following notice of such Restrictive Covenant Event from the Company or its Affiliates and Subsidiaries to such Participant, all or any portion of the Shares of the Participant and the Participant’s Permitted Transferees (whether held by the Participant or one or more the Participant’s Permitted Transferees) (collectively, the “Termination Shares”), shall be subject to a repurchase option (the “Company Repurchase Option”) exercisable by the Company or its designee which may be the Principal Investor or its Affiliates within 180 days of the later of such termination of Service or when the Committee first becomes aware of such Restrictive Covenant Event (the “Company Repurchase Period”). For purposes of this Section 9(a), the Participant shall be deemed to include the direct and/or beneficial owner of the Shares held by the Participant.

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b.    Repurchase Price. The purchase price for each Termination Share shall be equal to the Fair Market Value of such Termination Share on the Repurchase Closing Date; provided, that if the Participant is terminated for Cause or engages in a Restrictive Covenant Event, the purchase price for each Termination Share shall be equal to the lower of (i) the Fair Market Value of such Termination Share on the Repurchase Closing Date and (ii) the amount paid by the Participant in cash or its equivalent to purchase such Termination Share reduced by the amount of any dividends or other distributions received in respect of such Termination Share.

c.    Repurchase Procedures. The Company or its designee may only elect to purchase any of the Termination Shares subject to the Company Repurchase Option by delivering written notice (the “Repurchase Notice”) to the holder or holders of the Termination Shares prior to the expiration of the Company Repurchase Period. The Repurchase Notice shall state that the Person exercising such right has elected to exercise such repurchase right and the number of Termination Shares to be acquired from each holder of Termination Shares, the aggregate consideration to be paid for such Termination Shares and the time and place for the closing of the transaction.

d.    Repurchase Closing. The closing of the purchase of the Termination Shares pursuant to the Company Repurchase Option shall take place as soon as reasonably practicable and in no event later than thirty (30) days following the end of the applicable Company Repurchase Period and in the location designated by the Company or its designee in the Repurchase Notice or at such other time and location as the parties to such purchase may mutually determine (the date on which such purchase occurs, the “Repurchase Closing Date”); provided, that the Company or its designee may rescind its election to purchase the Termination Shares at any time prior to such closing (but may make another election at a future date). At the closing of any purchase pursuant to this Section 9, the holder or holders of the Termination Shares subject to the Repurchase Notice shall take all actions necessary to effect such purchase. The purchase price may be paid by the Company or its designee in the form of (i) cash, (ii) a promissory note, maturing on the fifth (5th) anniversary of the date of the Company’s written notice and bearing interest at the “applicable federal short-term rate” on the date of the Repurchase Notice, (iii) with the Participant’s consent, non-convertible preferred interests of the Company that shall be redeemed within two (2) years following the issuance date of such non-convertible preferred interests, or (iv) any combination of the foregoing to the extent such Participant has consented to the use of non-convertible preferred interests. Notwithstanding anything to the contrary contained in this Award Agreement, all repurchases of Shares by the Company pursuant to this Section 9(d) shall be subject to applicable restrictions contained in the Company’s financing agreements. If any such restrictions prohibit the exercise of the repurchase rights (or payment with a promissory note) under this Section 9(d) which the Company is otherwise entitled or required to make, the time periods provided in this Section 9(d) shall be suspended, and the Company may make such repurchases as soon as it is permitted to do so under such restrictions. The Company or its designee shall be entitled to receive customary representations and warranties from the Participant regarding such sale of Termination Shares (including representations and warranties regarding the Participant’s title to and ownership of such Termination Shares) and to require the Participant’s signatures, as applicable, be guaranteed. For purposes of this Section 9(d), the Participant shall be deemed to include the direct and/or beneficial owner of the Shares held by the Participant.

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e.    Failure to Deliver Shares or Required Documentation. If the Participant, or any of the Participant’s Permitted Transferees, as applicable, fails to deliver all or any portion of the Termination Shares on the scheduled closing date for such purchase, the Company or its designee may elect to deposit the consideration representing the purchase of the applicable Termination Shares with the Company’s attorney (or any other party, including a bank or a financial institution), as escrow holder. In the event of the foregoing election, (i) such Termination Shares shall be deemed for all purposes (including the right to receive distributions) to have been transferred to the purchasers on the scheduled closing date thereof, (ii) to the extent that such Termination Shares are evidenced by certificates, such certificates shall be deemed canceled and the Company shall issue new certificates in the name of the purchasers thereof, (iii) the Company shall make an appropriate notation in its records to reflect the transfer of such Termination Shares to the purchasers thereof, and (iv) the Person obligated to sell such Termination Shares shall merely be a creditor with respect to such Termination Shares with the right only to receive payment of the purchase price, without interest, from the escrow funds. If, following the third (3rd) anniversary of the scheduled closing date for the purchase pursuant to this Section 9, the proceeds of sale have not been claimed by such seller of the Termination Shares, the escrow deposit (and any interest earned thereon) shall, subject to the application of any applicable escheat laws, be returned to the Person originally depositing the same, and the transferors whose Termination Shares were so purchased shall look solely to the purchasers thereof for payment of the purchase price (subject to reduction for any payments made pursuant to any applicable escheat laws).

10.    Transfer of Shares in Exchange for Class A Non-Voting Common Units in the Partnership. The Company may require, in its sole discretion, that the Participant’s Shares acquired pursuant to exercise of the Option be exchanged for Class A Non-Voting Common Units of substantially equivalent value in Penelope Group Holdings, L.P. (the “Partnership”). In the event of such an exchange, the Participant shall be required to execute a joinder to the Partnership Agreement, in a form to be provided by the Company.

11.    No Right to Continued Service. The granting of the Option shall impose no obligation on the Company or any Affiliate to continue the Service of the Participant and shall not lessen or affect any right that the Company or any Affiliate may have to terminate the Service of the Participant.

12.    Withholding. The Company shall have the power and the right to deduct or withhold automatically from any payment or Shares deliverable under this Award Agreement, or require the Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Award Agreement.

13.    Transferability. Unless otherwise determined by the Committee, the Participant shall not be permitted to transfer or assign the Option except in the event of death and in accordance with Section 13.5 of the Plan.

14.    Adjustment of Option. Adjustments to the Option (or any Shares underlying the Option) shall be made in accordance with the terms of the Plan.

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15.    Definitions. For purposes of this Award Agreement:

a.    “Government Agency” means the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the U.S. Securities and Exchange Commission, the Financial Industry Regulatory Authority, or any other self-regulatory organization or any other federal, state or local governmental agency or commission.

b.     [Insert Definitions Relevant to Vesting].

c.    “Securities Act” means the Securities Act of 1933, as amended.

16.    Option Subject to Plan and Partnership Agreement. By entering into this Award Agreement the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan and a copy of the Partnership Agreement. The Option and any Shares received upon exercise are subject to the terms and conditions of the Plan and the Partnership Agreement. In the event of a conflict between any term hereof and a term of the Plan, the applicable term of the Plan shall govern and prevail. In the event of a conflict between any term hereof and a term of the Partnership Agreement, the applicable term of the Partnership Agreement shall govern and prevail.

17.    Certain Agreements Relating to a Change of Control.

a.     By entering into this Award Agreement, in connection with a Change of Control, the Participant hereby agrees to:

i.    Appoint the Principal Investor (or an Affiliate thereof) as its representative, agent, proxy and attorney-in-fact for all purposes relating to such Change of Control (the “Representative”), and grant to the Representative full power and authority to (A) enforce any benefit or entitlement of the Participant, (B) resolve any potential indemnification claim or other dispute, (C) enter into and deliver all agreements, amendments, waivers, releases and other documents that are necessary, required or deemed advisable by the Representative, (D) receive and distribute funds and pay any fees and expenses, and (E) receive and deliver notices, in each case, for and on behalf of the Participant; and

ii.    As a condition to the receipt of any payment in respect of the Participant’s Option, enter into and deliver an Option surrender agreement (in a form reasonably acceptable to the Representative) pursuant to which the Participant shall: (A) appoint the Representative, (B) release all claims against the Company, the Principal Investor and their respective Affiliates relating to the Participant’s interests in the Company in the Participant’s capacity as a Participant other than claims under this Award Agreement, (C) provide the same representations, warranties, covenants, agreements and indemnities as the Principal Investor to the extent applicable to Participants under the Plan, (D) pay the Participant’s pro rata portion (calculated based on the proceeds received by the Participant in connection with the Change of Control) of any fees and expenses of the Principal Investor incurred in connection with the Change of Control to the extent not paid or reimbursed by the Company or its Affiliates, (E) agree to provide indemnification, participate in any purchase price adjustment and participate in

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any escrow in respect of any purchase price adjustment, representations and warranties relating to the Company and its Affiliates (including, without limitation, their respective assets, properties, liabilities, operations and businesses) or covenants and obligations of or relating to the Company and its Affiliates on the same terms as the Principal Investor other than in the case of such provisions that are individual to the Principal Investor; provided, however, that (x) the Participant shall only be severally (and not jointly) liable for the Participant’s pro rata portion, if any, of any indemnity, purchase price adjustment or escrow payments, and (y) the aggregate liability of the Participant shall be limited to the proceeds received by the Participant in connection with the Change of Control.

18.    Choice of Law. This Award Agreement, and all claims or causes of action or other matters that may be based upon, arise out of or relate to this Award Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware, excluding any conflict- or choice-of-law rule or principle that might otherwise refer construction or interpretation thereof to the substantive laws of another jurisdiction.

19.    Consent to Jurisdiction. The Company and the Participant, by his or her execution hereof, (a) hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts in the State of Delaware for the purposes of any claim or action arising out of or based upon this Award Agreement or relating to the subject matter hereof, (b) hereby waive, to the extent not prohibited by applicable law, and agree not to assert by way of motion, as a defense or otherwise, in any such claim or action, any claim that it, he or she is not subject personally to the jurisdiction of the above-named courts, that its, his or her property is exempt or immune from attachment or execution, that any such proceeding brought in the above-named court is improper or that this Award Agreement or the subject matter hereof may not be enforced in or by such court and (c) hereby agree not to commence any claim or action arising out of or based upon this Award Agreement or relating to the subject matter hereof other than before the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such claim or action to any court other than the above-named courts whether on the grounds of inconvenient forum or otherwise; provided, however, that the Company and the Participant may seek to enforce a judgment issued by the above-named courts in any proper jurisdiction. The Company and the Participant hereby consent to service of process in any such proceeding, and agree that service of process by registered or certified mail, return receipt requested, at its, his or her address specified pursuant to Section 22 is reasonably calculated to give actual notice.

20.    WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT HE, SHE OR IT SHALL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AWARD AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO

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ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTY HERETO THAT THIS SECTION 20 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND SHALL RELY IN ENTERING INTO THIS AWARD AGREEMENT. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 20 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

21.    Shares Not Registered. Shares shall not be issued pursuant to this Award Agreement unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including, without limitation, the Securities Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded. The Company shall not be obligated to file any registration statement under any applicable securities laws to permit the purchase or issuance of any Shares, and accordingly any certificates for Shares may have an appropriate legend or statement of applicable restrictions endorsed thereon. If the Company deems it necessary to ensure that the issuance of Shares under this Award Agreement is not required to be registered under any applicable securities laws, the Participant shall deliver to the Company an agreement containing such representations, warranties and covenants as the Company may require.

22.    Notices. Any notice or other communication provided for herein or given hereunder to a party hereto must be in writing, and shall be deemed to have been given (a) when personally delivered or delivered by facsimile transmission with confirmation of delivery, (b) one business day after deposit with Federal Express or similar overnight courier service, or (c) three business days after being mailed by first class mail, return receipt requested. A notice shall be addressed to the Company at its principal executive office, attention President, and to the Participant at the address that he or she most recently provided to the Company.

23.    Entire Agreement. This Award Agreement (including the Restrictive Covenants Agreement attached as Exhibit A hereto, and any other schedules or exhibits hereto), the Plan and the Partnership Agreement, constitute the entire agreement and understanding among the parties hereto in respect of the subject matter hereof and supersede all prior and contemporaneous arrangements, agreements and understandings, whether oral or written and whether express or implied, and whether in term sheets, presentations or otherwise, among the parties hereto, or between any of them, with respect to the subject matter hereof; provided, that the Participant shall continue to be bound by any other confidentiality, non-competition, non-solicitation and other similar restrictive covenants contained in any other agreements between the Participant and the Company, its Affiliates and their respective predecessors to which the Participant is bound. In the event of any inconsistency between any restrictive covenants contained herein and any restrictive covenants contained in such other agreements in effect on the Grant Date, that obligation which is most restrictive upon the Participant shall control.

24.    Amendment; Waiver. No amendment or modification of any term of this Award Agreement shall be effective unless signed in writing by or on behalf of the Company and the Participant, and made in accordance with the terms of the Plan. No waiver of any breach or condition of this Award Agreement shall be deemed to be a waiver of any other or subsequent breach or condition whether of like or different nature.

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25.    Successors and Assigns; No Third-Party Beneficiaries. The provisions of this Award Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon the Participant and the Participant’s heirs, successors, legal representatives and permitted assigns. Nothing in this Award Agreement, express or implied, is intended to confer on any person other than the Company and the Participant, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Award Agreement.

26.    Signature in Counterparts. This Award Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

27.    No Guarantees Regarding Tax Treatment. The Participant (or his or her beneficiaries) shall be responsible for all taxes with respect to the Option. The Committee and the Company make no guarantees regarding the tax treatment of the Option. Neither the Committee nor the Company has any obligation to take any action to prevent the assessment of any tax under Section 409A or Section 457A of the Code or otherwise, and none of the Company, any Affiliate or any of their employees or representatives shall have any liability to the Participant with respect thereto.

28.    Compliance with Section 409A. The Company intends that the Option be structured in compliance with, or to satisfy an exemption from, Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder (“Section 409A”), such that there are no adverse tax consequences, interest or penalties under Section 409A as a result of the Option. In the event the Option is subject to Section 409A, the Committee may, in its sole discretion, take the actions described in Section 10.1 of the Plan.

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IN WITNESS WHEREOF, the parties hereto have executed this Award Agreement.

PENELOPE HOLDINGS CORP.

By:
Name:	[Insert Name]
Title:	[Insert Name]

Agreed and acknowledged as
of the date first above written:

Name: [Insert Name]

[Signature Page to Nonqualified Stock Option Award Agreement]

FORM FOR NY-BASED EMPLOYEES

EXHIBIT A

RESTRICTIVE COVENANTS AGREEMENT

This Restrictive Covenants Agreement (this “Agreement”) is made and effective as of [Date] by and among [Name] (the “Participant”) and Olaplex, Inc. and Penelope Holdings Corp. (together, the “Company”). Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Penelope Holdings Corp. 2020 Omnibus Equity Incentive Plan (the “Plan”) and in the Non-Qualified Stock Option Award Agreement by and between the Company and the Participant, dated as of the date hereof (the “Award Agreement”). The Participant acknowledges that the below restrictions on the Participant’s activities during and after the Participant’s Service are necessary to protect the good will, Confidential Information, trade secrets and other legitimate interests of the Company and its Affiliates. Therefore, in consideration of the Company’s grant of the Option under the Award Agreement, the Participant’s Service, and the Participant being granted access to the trade secrets, other Confidential Information and good will of the Company and its Affiliates, the Participant agrees as follows:

1.	Confidentiality.

1.1.

The Participant agrees that all Confidential Information which the Participant creates or to which the Participant has access as a result of the Participant’s Service and other associations with the Company and its Affiliates is and shall remain the sole and exclusive property of the Company and its Affiliates. The Participant agrees that, except as required for the proper performance of the Participant’s regular duties for the Company, as expressly authorized in writing in advance by a duly authorized officer of the Company, or as required by applicable law, the Participant will never, directly or indirectly, use or disclose any Confidential Information. The Participant understands and agrees that this restriction shall continue to apply after the termination of the Participant’s Service for any reason. Nothing in this Agreement limits, restricts or in any other way affects the Participant’s communicating with any governmental agency or entity, or communicating with any official or staff person of a governmental agency or entity, concerning matters relevant to the governmental agency or entity. The Participant understands that the Participant cannot be held criminally or civilly liable under any federal or state trade secret law for disclosing a trade secret (a) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law, or (b) in a complaint or other document filed under seal in a lawsuit or other proceeding; provided, however, that notwithstanding this immunity from liability, the Participant understands that the Participant may be held liable if the Participant unlawfully accesses trade secrets by unauthorized means.

1.2.

The Participant agrees that all documents, records and files, in any media of whatever kind and description, relating to the business, present or otherwise, of the Company or any of its Affiliates, and any copies, in whole or in part, thereof

(the “Documents”), whether or not prepared by the Participant, shall be the sole and exclusive property of the Company. The Participant agrees to safeguard all Documents and to surrender to the Company, at the time the Participant’s Service terminates or at such earlier time or times as a duly authorized officer of the Company may specify, all Documents then in the Participant’s possession or control. The Participant also agrees to disclose to the Company, at the time the Participant’s Service terminates or at such earlier time or times as a duly authorized officer of the Company may specify, all passwords necessary or desirable to obtain access to, or that would assist in obtaining access to, any information which the Participant has password-protected on any computer equipment, network or system of the Company or any of its Affiliates.

2.	Assignment of Intellectual Property Rights.

2.1.

The Participant agrees to promptly and fully disclose all Intellectual Property (as defined below) to the Company. The Participant hereby assigns and agrees to assign to the Company (or as otherwise directed by the Company) the Participant’s full right, title and interest in and to all Intellectual Property. The Participant agrees to execute any and all applications for domestic and foreign patents, copyrights or other proprietary rights and to do such other acts (including without limitation the execution and delivery of further instruments of assignment or confirmation and the provision of good faith testimony by declaration, affidavit or in-person) requested by the Company to assign the Intellectual Property to the Company (or as otherwise directed by the Company) and to permit the Company to secure, prosecute and enforce any patents, copyrights or other proprietary rights to the Intellectual Property. The Participant will not charge the Company for time spent in complying with these obligations. If the Company is unable, after reasonable effort, to secure the Participant’s signature on any such papers, any executive officer of the Company shall be entitled to execute any such papers as the Participant’s agent and attorney-in-fact, and the Participant hereby irrevocably designates and appoints each executive officer of the Company as the Participant’s agent and attorney-in-fact to execute any such papers on the Participant’s behalf, and to take any and all actions as the Company may deem necessary or desirable in order to protect the Company’s rights and interests in any Intellectual Property, under the conditions described in this sentence. All copyrightable works that the Participant creates during the Participant’s Service will be considered “work made for hire” and shall, upon creation, be owned exclusively by the Company. If, in the course of the Participant’s Service, the Participant incorporates pre-existing intellectual property the Participant owns or has the ability to license into a Company product, operation, process or service, and such pre-existing intellectual property is not otherwise assigned to the Company, the Participant hereby grants the Company a nonexclusive, fully paid-up, royalty-free, irrevocable, perpetual, transferrable, worldwide license, with the right to sublicense through multiple tiers, to such pre-existing intellectual property, including, without limitation, the rights to use, reproduce, display, perform, promote, create derivative works of, market, distribute, offer for sale and sell, export, permit the online use of or otherwise use such pre-existing intellectual property.

3.	Non-Competition and Non-Solicitation.

3.1.

During the Participant’s Service and during the twenty-four (24)-month period immediately following the termination of the Participant’s Service (in the aggregate, the “Restricted Period”), the Participant shall not, directly or indirectly, whether as owner, partner, investor, consultant, agent, employee, co-venturer or otherwise, compete with the Company or any of its Affiliates in any geographic area in which the Company or any of its Affiliates does business or is actively planning to do business during the Participant’s Service or, with respect to the portion of the Restricted Period that follows the termination of the Participant’s Service, at the time the Participant’s Service terminates (the “Restricted Area”), or undertake any planning for any business competitive with the Company or any of its Affiliates in the Restricted Area.

3.2.

During the Restricted Period, the Participant will not directly or indirectly (i) solicit or encourage any customer (other than a retail consumer who is a natural person), vendor, supplier, manufacturer or other business partner (collectively “Business Partners” and each, a “Business Partner”) of the Company or any of its Affiliates to terminate or diminish its relationship with them; or (ii) seek to persuade any such Business Partner, or any prospective Business Partner of the Company or any of its Affiliates, to conduct with anyone else any business or activity which such Business Partner or such prospective Business Partner conducts or could conduct with the Company or any of its Affiliates; provided, however, that these restrictions shall apply (y) only with respect to those Persons who are or have been a Business Partner of the Company or any of its Affiliates at any time within the two (2)-year period immediately preceding the activity restricted by this Section 3.2 or whose business has been solicited on behalf of the Company or any of the Affiliates by any of their officers, employees or agents within such two (2)-year period, other than by form letter, blanket mailing or published advertisement, and (z) only if the Participant has performed work for such Person during the Participant’s Service with the Company or any of its Affiliates or been introduced to, or otherwise had contact with, such Person as a result of the Participant’s Service or other associations with the Company or any of its Affiliates or has had access to Confidential Information which would assist in the Participant’s solicitation of such Person.

3.3.

During the Restricted Period, the Participant will not, directly or indirectly, (i) employ or engage, or solicit for employment or engagement, any Person who was employed by the Company or any of its Affiliates at any time during the Participant’s Service or, with respect to the portion of the Restricted Period that follows termination of the Participant’s Service, within the twelve (12)-month period immediately preceding the date of termination, or (ii) solicit or encourage any independent contractor providing services to the Company or any of its Affiliates to terminate or diminish its relationship with them; provided, however, that the foregoing shall not apply with respect to the Participant (a) soliciting any such Person who has not been employed or engaged by the Company or any of its Affiliates for at least twelve (12) months or (b) causing to be placed any general advertisements in newspapers and/or other media of general circulation (including advertisements posted on the Internet or social media) that are not targeted specifically at any such Persons.

4.	Enforcement of Covenants.

In signing this Agreement, the Participant gives the Company assurance that the Participant has carefully read and considered all the terms and conditions of this Agreement. The Participant agrees without reservation that the restraints contained herein are necessary for the reasonable and proper protection of the Company and its Affiliates, and that each and every one of the restraints is reasonable in respect to subject matter, length of time and geographic area. The Participant further agrees that, were the Participant to breach any of the covenants contained in this Agreement, the damage to the Company and its Affiliates would be irreparable. The Participant therefore agrees that the Company, in addition, and not as an alternative, to any other remedies available to it (including without limitation any remedies set forth in the Award Agreement or the Plan), shall be entitled to preliminary and permanent injunctive relief against any breach or threatened breach by the Participant of any such covenants, without having to post bond, together with an award of its reasonable attorneys’ fees incurred in enforcing its rights hereunder. So that the Company may enjoy the full benefit of the covenants contained herein, the Participant further agrees that the Restricted Period shall be tolled, and shall not run, during the period of any breach by the Participant of any such covenants. The Participant and the Company further agree that, in the event that any provision of this Agreement is determined by any court of competent jurisdiction to be unenforceable by reason of its being extended over too great a time, too large a geographic area or too great a range of activities, that provision shall be deemed to be modified to permit its enforcement to the maximum extent permitted by law. It is also agreed that each of the Company’s Affiliates shall have the right to enforce all of the Participant’s obligations to that Affiliate under this Agreement. Finally, no claimed breach of this Agreement or other violation of law attributed to the Company or any of its Affiliates, or change in the nature or scope of the Participant’s Service or other association with the Company or any of its Affiliates, shall operate to excuse the Participant from the performance of the Participant’s obligations hereunder.

5.	Definitions.

For purposes of this Agreement, the following definitions apply:

“Affiliates” means all persons and entities directly or indirectly controlling, controlled by or under common control with a Person, where control may be by management authority, equity interest or otherwise.

“Confidential Information” means any and all information of the Company or any of its Affiliates (or any of their predecessors) that is not generally available to the public.

Confidential Information also includes any information received by the Company or any of its Affiliates (or any of their predecessors) from any Person with any understanding, express or implied, that it will not be disclosed. Confidential Information does not include information that enters the public domain, other than through the Participant’s breach of the Participant’s obligations under this Agreement.

“Intellectual Property” means inventions, discoveries, designs, developments, formulae, improvements, methods, processes, procedures, plans, projects, specifications, systems, techniques, strategies, information, algorithms compositions, know-how, works, concepts and ideas, or modifications or derivatives of any of the foregoing (whether or not patentable or copyrightable or constituting trade secrets) (collectively, “Inventions”) conceived, made, created, developed or reduced to practice by the Participant (whether alone or with others, whether or not during normal business hours or on or off Company premises) during the Participant’s employment with or service to the Company or any of its Affiliates that relate either to the business of the Company or any of its Affiliates, or to any prospective activity of the Company or any of its Affiliates or that result or resulted from any work performed by the Participant for the Company or any of its Affiliates or that make or made use of Confidential Information or any of the equipment or facilities of the Company or any of its Affiliates.

“Person” means an individual, a corporation, a limited liability company, an association, a partnership, an estate, a trust or any other entity or organization.

6.	Compliance with Other Agreements and Obligations.

The Participant represents and warrants that the Participant’s Service and the execution and performance of this Agreement will not breach or be in conflict with any other agreement to which the Participant is a party or is bound, and that the Participant is not now subject to any covenants against competition or similar covenants or other obligations to third parties or to any court order, judgment or decree that would affect the performance of the Participant’s obligations hereunder or the Participant’s duties and responsibilities to the Company. The Participant will not disclose to or use on behalf of the Company or an Affiliate, or induce the Company or any of its Affiliates to possess or use, any confidential or proprietary information of any previous employer or other third party without that party’s consent.

7.	Entire Agreement; Severability; Modification.

The restrictive covenants contained in this Agreement are in addition to, and do not supersede, any restrictive covenants (including, without limitation, any non-competition, non-solicitation, no-hire, confidentiality, and/or intellectual property assignment provisions) by which the Participant is bound under any other agreement between the Participant and the Company or any of its Affiliates. The restrictive covenants contained in this Agreement will, in accordance with their terms, survive any termination of the Participant’s Service, and any expiration, cancellation, rescission, withholding or other limitation or restriction on any Option. The provisions of this Agreement are severable. This Agreement may not be modified or amended, and no breach shall be deemed to be waived, unless agreed to in writing by the Participant and an expressly authorized officer of the Company. Provisions of this Agreement shall survive any termination if so provided in this Agreement or if necessary or desirable to accomplish the purpose of other surviving provisions.

8.	Assignment.

Neither the Company nor the Participant may make any assignment of this Agreement or any interest in it, by operation of law or otherwise, without the prior written consent of the other; provided, however, the Company may assign its rights and obligations under this Agreement without the Participant’s consent to one of its Affiliates or to any Person with whom the Company shall hereafter effect a reorganization, consolidate or merge, or to whom the Company shall hereafter transfer all or substantially all of the properties or assets related to the business for which the Participant works. This Agreement shall inure to the benefit of and be binding upon the Participant and the Company, and each of their respective successors, executors, administrators, heirs and permitted assigns.

9.	At-Will Employment.

The Participant acknowledges that this Agreement is not meant to constitute a contract of employment for a specific duration or term, and that the Participant’s employment with the Company is at-will. The Company and the Participant will retain the right to terminate the Participant’s employment at any time, with or without notice or cause.

10.	Choice of Law.

This is a Delaware contract and shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to any conflict of laws principles that could result in the application of the laws of another jurisdiction. The Participant agrees to submit to the exclusive jurisdiction of the courts of and in the State of Delaware in connection with any dispute arising out of this Agreement, and agree that any such dispute shall be brought and maintained solely in such courts.

[Signature Page Follows]

Intending to be legally bound hereby, the Participant has signed this Agreement as of the day and year written below.

Signature:

Printed Name:

Date:

Acknowledged and agreed:

PENELOPE HOLDINGS CORP.

By:
Name:
Title:

OLAPLEX, INC.

By:
Name:
Title:

FORM FOR CA-BASED EMPLOYEES

RESTRICTIVE COVENANTS AGREEMENT

This Restrictive Covenants Agreement (this “Agreement”) is made and effective as of [Date] by and among [Name] (the “Participant”) and Olaplex, Inc. and Penelope Holdings Corp. (together, the “Company”). Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Penelope Holdings Corp. 2020 Omnibus Equity Incentive Plan (the “Plan”) and in the Non-Qualified Stock Option Award Agreement by and between the Company and the Participant, dated as of the date hereof (the “Award Agreement”). The Participant acknowledges that the below restrictions on the Participant’s activities during and after the Participant’s Service are necessary to protect the good will, Confidential Information, trade secrets and other legitimate interests of the Company and its Affiliates. Therefore, in consideration of the Company’s grant of the Option under the Award Agreement, the Participant’s Service, and the Participant being granted access to the trade secrets, other Confidential Information and good will of the Company and its Affiliates, the Participant agrees as follows:

1.	Confidentiality.

1.1.

The Participant agrees that all Confidential Information which the Participant creates or to which the Participant has access as a result of the Participant’s Service and other associations with the Company and its Affiliates is and shall remain the sole and exclusive property of the Company and its Affiliates. The Participant agrees that, except as required for the proper performance of the Participant’s regular duties for the Company, as expressly authorized in writing in advance by a duly authorized officer of the Company, or as required by applicable law, the Participant will never, directly or indirectly, use or disclose any Confidential Information. The Participant understands and agrees that this restriction shall continue to apply after the termination of the Participant’s Service for any reason. Nothing in this Agreement limits, restricts or in any other way affects the Participant’s communicating with any governmental agency or entity, or communicating with any official or staff person of a governmental agency or entity, concerning matters relevant to the governmental agency or entity. The Participant understands that the Participant cannot be held criminally or civilly liable under any federal or state trade secret law for disclosing a trade secret (a) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law, or (b) in a complaint or other document filed under seal in a lawsuit or other proceeding; provided, however, that notwithstanding this immunity from liability, the Participant understands that the Participant may be held liable if the Participant unlawfully accesses trade secrets by unauthorized means.

1.2.

The Participant agrees that all documents, records and files, in any media of whatever kind and description, relating to the business, present or otherwise, of the Company or any of its Affiliates, and any copies, in whole or in part, thereof (the “Documents”), whether or not prepared by the Participant, shall be the sole and exclusive property of the Company. The Participant agrees to safeguard all

Documents and to surrender to the Company, at the time the Participant’s Service terminates or at such earlier time or times as a duly authorized officer of the Company may specify, all Documents then in the Participant’s possession or control. The Participant also agrees to disclose to the Company, at the time the Participant’s Service terminates or at such earlier time or times as a duly authorized officer of the Company may specify, all passwords necessary or desirable to obtain access to, or that would assist in obtaining access to, any information which the Participant has password-protected on any computer equipment, network or system of the Company or any of its Affiliates.

2.	Assignment of Intellectual Property Rights.

2.1.

The Participant agrees to promptly and fully disclose all Intellectual Property (as defined below) to the Company. The Participant hereby assigns and agrees to assign to the Company (or as otherwise directed by the Company) the Participant’s full right, title and interest in and to all Intellectual Property. The Participant agrees to execute any and all applications for domestic and foreign patents, copyrights or other proprietary rights and to do such other acts (including without limitation the execution and delivery of further instruments of assignment or confirmation and the provision of good faith testimony by declaration, affidavit or in-person) requested by the Company to assign the Intellectual Property to the Company (or as otherwise directed by the Company) and to permit the Company to secure, prosecute and enforce any patents, copyrights or other proprietary rights to the Intellectual Property. The Participant will not charge the Company for time spent in complying with these obligations. If the Company is unable, after reasonable effort, to secure the Participant’s signature on any such papers, any executive officer of the Company shall be entitled to execute any such papers as the Participant’s agent and attorney-in-fact, and the Participant hereby irrevocably designates and appoints each executive officer of the Company as the Participant’s agent and attorney-in-fact to execute any such papers on the Participant’s behalf, and to take any and all actions as the Company may deem necessary or desirable in order to protect the Company’s rights and interests in any Intellectual Property, under the conditions described in this sentence. All copyrightable works that the Participant creates during the Participant’s Service will be considered “work made for hire” and shall, upon creation, be owned exclusively by the Company. If, in the course of the Participant’s Service, the Participant incorporates pre-existing intellectual property the Participant owns or has the ability to license into a Company product, operation, process or service, and such pre-existing intellectual property is not otherwise assigned to the Company, the Participant hereby grants the Company a nonexclusive, fully paid-up, royalty-free, irrevocable, perpetual, transferrable, worldwide license, with the right to sublicense through multiple tiers, to such pre-existing intellectual property, including, without limitation, the rights to use, reproduce, display, perform, promote, create derivative works of, market, distribute, offer for sale and sell, export, permit the online use of or otherwise use such pre-existing intellectual property. The Participant acknowledges that this Section 2.1 shall not apply to any Invention (as defined below) that qualifies fully for exclusion under the provisions of California Labor Code Section 2870, the terms of which are set forth in Exhibit A to this Agreement.

3.	Non-Competition and Non-Solicitation.

3.1.

During the Participant’s Service and, solely to the extent such act or activity involves the use of Confidential Information, during the twenty-four (24)-month period immediately following the termination of the Participant’s Service (in the aggregate, the “Non-Compete Restricted Period”), the Participant shall not, directly or indirectly, whether as owner, partner, investor, consultant, agent, employee, co-venturer or otherwise, compete with the Company or any of its Affiliates in any geographic area in which the Company or any of its Affiliates does business or is actively planning to do business during the Participant’s Service or, with respect to the portion of the Non-Compete Restricted Period that follows the termination of the Participant’s Service, at the time the Participant’s Service terminates (the “Restricted Area”), or undertake any planning for any business competitive with the Company or any of its Affiliates in the Restricted Area.

3.2.

During the Participant’s Service and, solely to the extent such act or activity involves the use of Confidential Information, during the twenty-four (24)-month period immediately following the termination of the Participant’s Service (in the aggregate, the “Business Partner Non-Solicit Restricted Period”), the Participant will not directly or indirectly (i) solicit or encourage any customer (other than a retail consumer who is a natural person), vendor, supplier, manufacturer or other business partner (collectively “Business Partners” and each, a “Business Partner”) of the Company or any of its Affiliates to terminate or diminish its relationship with them; or (ii) seek to persuade any such Business Partner, or any prospective Business Partner of the Company or any of its Affiliates, to conduct with anyone else any business or activity which such Business Partner or such prospective Business Partner conducts or could conduct with the Company or any of its Affiliates; provided, however, that these restrictions shall apply (y) only with respect to those Persons who are or have been a Business Partner of the Company or any of its Affiliates at any time within the two (2)-year period immediately preceding the activity restricted by this Section 3.2 or whose business has been solicited on behalf of the Company or any of the Affiliates by any of their officers, employees or agents within such two (2)-year period, other than by form letter, blanket mailing or published advertisement, and (z) only if the Participant has performed work for such Person during the Participant’s Service with the Company or any of its Affiliates or been introduced to, or otherwise had contact with, such Person as a result of the Participant’s Service or other associations with the Company or any of its Affiliates or has had access to Confidential Information which would assist in the Participant’s solicitation of such Person.

3.3.

During the Participant’s Service and during the twenty-four (24) month period immediately following the termination of the Participant’s Service (in the aggregate, the “Non-Solicit Restricted Period”), the Participant will not, directly or indirectly, (i) solicit for employment or engagement any Person who was employed by the Company or any of its Affiliates at any time during the Participant’s Service or, with respect to the portion of the Non-Solicit Restricted Period that follows termination of the Participant’s Service, within the twelve (12)-month period immediately preceding the date of termination, or (ii) solicit or encourage any independent contractor providing services to the Company or any of its Affiliates to terminate or diminish its relationship with them; provided, however, that the foregoing shall not apply with respect to the Participant (a) soliciting any such Person who has not been employed or engaged by the Company or any of its Affiliates for at least twelve (12) months or (b) causing to be placed any general advertisements in newspapers and/or other media of general circulation (including advertisements posted on the Internet or social media) that are not targeted specifically at any such Persons.

4.	Enforcement of Covenants.

In signing this Agreement, the Participant gives the Company assurance that the Participant has carefully read and considered all the terms and conditions of this Agreement. The Participant agrees without reservation that the restraints contained herein are necessary for the reasonable and proper protection of the Company and its Affiliates, and that each and every one of the restraints is reasonable in respect to subject matter, length of time and geographic area. The Participant further agrees that, were the Participant to breach any of the covenants contained in this Agreement, the damage to the Company and its Affiliates would be irreparable. The Participant therefore agrees that the Company, in addition, and not as an alternative, to any other remedies available to it (including without limitation any remedies set forth in the Award Agreement or the Plan), shall be entitled to preliminary and permanent injunctive relief against any breach or threatened breach by the Participant of any such covenants, without having to post bond, together with an award of its reasonable attorneys’ fees incurred in enforcing its rights hereunder. So that the Company may enjoy the full benefit of the covenants contained herein, the Participant further agrees that the applicable Restricted Period shall be tolled, and shall not run, during the period of any breach by the Participant of any such covenants. The Participant and the Company further agree that, in the event that any provision of this Agreement is determined by any court of competent jurisdiction to be unenforceable by reason of its being extended over too great a time, too large a geographic area or too great a range of activities, that provision shall be deemed to be modified to permit its enforcement to the maximum extent permitted by law. It is also agreed that each of the Company’s Affiliates shall have the right to enforce all of the Participant’s obligations to that Affiliate under this Agreement. Finally, no claimed breach of this Agreement or other violation of law attributed to the Company or any of its Affiliates, or change in the nature or scope of the Participant’s Service or other association with the Company or any of its Affiliates, shall operate to excuse the Participant from the performance of the Participant’s obligations hereunder.

5.	Definitions.

For purposes of this Agreement, the following definitions apply:

“Affiliates” means all persons and entities directly or indirectly controlling, controlled by or under common control with a Person, where control may be by management authority, equity interest or otherwise.

“Confidential Information” means any and all information of the Company or any of its Affiliates (or any of their predecessors) that is not generally available to the public. Confidential Information also includes any information received by the Company or any of its Affiliates (or any of their predecessors) from any Person with any understanding, express or implied, that it will not be disclosed. Confidential Information does not include information that enters the public domain, other than through the Participant’s breach of the Participant’s obligations under this Agreement.

“Intellectual Property” means inventions, discoveries, designs, developments, formulae, improvements, methods, processes, procedures, plans, projects, specifications, systems, techniques, strategies, information, algorithms compositions, know-how, works, concepts and ideas, or modifications or derivatives of any of the foregoing (whether or not patentable or copyrightable or constituting trade secrets) (collectively, “Inventions”) conceived, made, created, developed or reduced to practice by the Participant (whether alone or with others, whether or not during normal business hours or on or off Company premises) during the Participant’s employment with or service to the Company or any of its Affiliates that relate either to the business of the Company or any of its Affiliates, or to any prospective activity of the Company or any of its Affiliates or that result or resulted from any work performed by the Participant for the Company or any of its Affiliates or that make or made use of Confidential Information or any of the equipment or facilities of the Company or any of its Affiliates.

“Person” means an individual, a corporation, a limited liability company, an association, a partnership, an estate, a trust or any other entity or organization.

6.	Compliance with Other Agreements and Obligations.

The Participant represents and warrants that the Participant’s Service and the execution and performance of this Agreement will not breach or be in conflict with any other agreement to which the Participant is a party or is bound, and that the Participant is not now subject to any covenants against competition or similar covenants or other obligations to third parties or to any court order, judgment or decree that would affect the performance of the Participant’s obligations hereunder or the Participant’s duties and responsibilities to the Company. The Participant will not disclose to or use on behalf of the Company or an Affiliate, or induce the Company or any of its Affiliates to possess or use, any confidential or proprietary information of any previous employer or other third party without that party’s consent.

7.	Entire Agreement; Severability; Modification.

The restrictive covenants contained in this Agreement are in addition to, and do not supersede, any restrictive covenants (including, without limitation, any non-competition, non-solicitation, no-hire, confidentiality, and/or intellectual property assignment provisions) by which the Participant is bound under any other agreement between the Participant and the Company or any of its Affiliates. The restrictive covenants contained in this Agreement will, in accordance with their terms, survive any termination of the Participant’s Service, and any expiration, cancellation, rescission, withholding or other limitation or restriction on any Option. The provisions of this Agreement are severable. This Agreement may not be modified or amended, and no breach shall be deemed to be waived, unless agreed to in writing by the Participant and an expressly authorized officer of the Company. Provisions of this Agreement shall survive any termination if so provided in this Agreement or if necessary or desirable to accomplish the purpose of other surviving provisions.

8.	Assignment.

Neither the Company nor the Participant may make any assignment of this Agreement or any interest in it, by operation of law or otherwise, without the prior written consent of the other; provided, however, the Company may assign its rights and obligations under this Agreement without the Participant’s consent to one of its Affiliates or to any Person with whom the Company shall hereafter effect a reorganization, consolidate or merge, or to whom the Company shall hereafter transfer all or substantially all of the properties or assets related to the business for which the Participant works. This Agreement shall inure to the benefit of and be binding upon the Participant and the Company, and each of their respective successors, executors, administrators, heirs and permitted assigns.

9.	At-Will Employment.

The Participant acknowledges that this Agreement is not meant to constitute a contract of employment for a specific duration or term, and that the Participant’s employment with the Company is at-will. The Company and the Participant will retain the right to terminate the Participant’s employment at any time, with or without notice or cause.

10.	Choice of Law.

This is a California contract and shall be governed by and construed in accordance with the laws of the State of California, without regard to any conflict of laws principles that could result in the application of the laws of another jurisdiction. The Participant agrees to submit to the exclusive jurisdiction of the courts of and in the State of California in connection with any dispute arising out of this Agreement, and agree that any such dispute shall be brought and maintained solely in such courts.

[Signature Page Follows]

Intending to be legally bound hereby, the Participant has signed this Agreement as of the day and year written below.

Signature:

Printed Name:

Date:

Acknowledged and agreed:

PENELOPE HOLDINGS CORP.

By:
Name:
Title:

OLAPLEX, INC.

By:
Name:
Title:

[Signature Page to Restrictive Covenants Agreement]

EXHIBIT A

INVENTION ASSIGNMENT NOTICE

You are hereby notified that the Restrictive Covenants Agreement by and among you and Olaplex, Inc. and Penelope Holdings Corp. does not apply to any invention which qualifies fully for exclusion under the provisions of Section 2870 of the California Labor Code. Following is the text of California Labor Code § 2870:

CALIFORNIA LABOR CODE SECTION 2870

(a)    Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer’s equipment, supplies, facilities, or trade secret information except for those inventions that either:

(1)	Relate at the time of conception or reduction to practice of the invention to the employer’s business, or actual or demonstrably anticipated research or development of the employer; or

(2)	Result from any work performed by the employee for the employer.

(b)     To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable.

[Signature Page Follows]

[Signature Page to Invention Assignment Notice]

PENELOPE HOLDINGS CORP.

By:
Name:
Title:

OLAPLEX, INC.

By:
Name:
Title:

I acknowledge receiving a copy of this Invention Assignment Notice:

[Employee Name]

Date:

[Signature Page to Invention Assignment Notice]

EXHIBIT B

NOTICE OF EXERCISE

Penelope Holdings Corp.

c/o Advent International Corporation

Prudential Tower

800 Boylston Street

Boston, MA 02199

Attention: President	Date of Exercise:

Ladies & Gentlemen:

1.    Exercise of Option. This constitutes notice to Penelope Holdings Corp. (the “Company”) that pursuant to my Nonqualified Stock Option Award Agreement, dated                     (the “Award Agreement”), I elect to purchase the number of Shares set forth below and for the price set forth below. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed to such term in the Award Agreement. By signing and delivering this notice to the Company, I hereby acknowledge that I am the holder of the Option exercised by this notice and have full power and authority to exercise the same.

[Insert Number of Shares and Description of Options to be Exercised] (collectively, the “Optioned Shares”)

Grant Date:

Shares to be issued in name of:

Total exercise price of [Insert Description of Exercised Options]

2.    Delivery of Payment.

a.	I elect to pay the full exercise price of my Optioned Shares as follows (select one):

☐	In cash or its equivalent.

☐

If permitted by the Committee, by reducing the number of Optioned Shares otherwise deliverable upon the exercise of the Option by the number of Optioned Shares having a fair market value equal to the Option Price.

b.	I elect to pay the full amount of withholding taxes determined by the Company to be due in connection with the exercise of my Option as follows (select one, if applicable):

☐	In cash or its equivalent.

☐

If permitted by the Committee, by reducing the number of Optioned Shares otherwise deliverable upon the exercise of the Option by the number of Optioned Shares having a fair market value equal to the amount of all withholding taxes determined by the Company to be due in connection with such exercise.

3.    Rights as Stockholder. While the Company shall endeavor to process this notice in a timely manner, I acknowledge that until the issuance of the Optioned Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) and my satisfaction of any other conditions imposed by the Committee pursuant to the Plan or set forth in the Award Agreement, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to such Shares, notwithstanding the exercise of my Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance of the Optioned Shares.

4.    Interpretation. Any dispute regarding the interpretation of this notice shall be submitted promptly by me or by the Company to the Committee. The resolution of such a dispute by the Committee shall be final and binding on all parties.

5.    Entire Agreement. The Plan, the Award Agreement under which the Optioned Shares were granted and the Amended and Restated Agreement of Limited Partnership of Penelope Group Holdings, L.P. are incorporated herein by reference, and together with this notice constitute the entire agreement of the parties with respect to the subject matter hereof.

Very truly yours,